Exhibit 99.1 Rain Therapeutics M a n a g e m e n t P r e s e n t a t i o n N o v. 2022

R A I N T H E R A P E U T I C S Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements concerning the ability of our clinical trials to demonstrate safety and efficacy of our product candidates and other positive results, the timing and focus of our ongoing and future preclinical studies and clinical trials and the reporting of data from those studies and trials, our plans relating to commercializing our product candidates, if approved, including the geographic areas of focus and sales strategy, the size of the market opportunity for our product candidates, including our estimates of the number of patients who suffer from the diseases we are targeting, our expectations regarding the approval and use of our product candidates as first, second or subsequent lines of therapy or in combination with other drugs, the success of competing therapies that are or may become available, our estimates of the number of patients that we will enroll in our clinical trials, the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates, the timing or likelihood of regulatory filings and approvals, including our expectation to seek an accelerated approval pathway and special designations, such as orphan drug designation, for our product candidates for various diseases, our ability to obtain and maintain regulatory approval of our product candidates, and our plans relating to the further development of our product candidates, including collaborations with research partners and additional indications we may pursue. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation including our limited operating history, the significant losses that we have incurred since inception, the substantial additional capital that we will require to finance our operations in the future, our ability to identify and acquire or in-license products, our dependence on our lead candidates, our ability to enroll patients in our clinical trials, the fact that interim results of our clinical trials may not be indicative of future results and those risks described in “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the Securities and Exchange Commission. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward- looking statements to reflect subsequent events or circumstances, except as required by law. We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation are reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. This presentation contains information on commercial products as well as discussions of investigational products that are under preclinical or clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). Investigational products are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated. C O R P O R A T E P R E S E N T A T I O N 2

Rain Therapeutics Overview

Milademetan (RAIN-32), an oral MDM2 inhibitor, represents a "pipeline in a program" opportunity

PRECISION ONCOLOGY STRATEGY

Precision oncology, small molecule strategy

Pipeline programs unified in targeting genetically-defined patient populations

PRECISION ONCOLOGY STRATEGY

ON-GOING

MANTRA **Phase 3**
Evaluates milademetan in patients with DD LPS

MANTRA-2 **Phase 2**
Evaluates milademetan in patients with MDM2-amplified solid tumors

PLANNED

MANTRA-4 **Phase 1/2**
To evaluate milademetan combo* in patients with CDKN2A loss tumors; anticipated start in 1Q 2023

CASH RUNWAY

3Q 2022 ending cash of ~$91 mm

Phase 3 MANTRA topline data anticipated in 1Q 2023, ahead of anticipated end of cash runway in 2H 2024

*Milademetan + Roche's atezolizumab.

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CORPORATE PRESENTATION

Rain’s Corporate Leadership



Avanish Vellanki, MBS, MBA
Cofounder, Chairman and Chief Executive Officer



Robert Doebele, MD, PhD
Cofounder, President & Chief Scientific Officer



Richard Bryce, MBChB
Executive VP & Chief Medical Officer



Nelson Cabatuan, CPA
Senior VP, Finance & Administration



Vijaya Tirunagaru, PhD
Senior VP, Head of Research



Mehdi Paborji, PhD
Senior VP, Head of Technical Operations



Lucio Tozzi
Senior VP, Head of Clinical Operations



Nora Ku, MD
Vice President, Clinical Development



Tina Kim-Hafken
Vice President, Head of Global Regulatory Affairs



Jamie S. Blose, PharmD, MBA, JD
Senior VP, Head of Legal Affairs



Flor Nicolas, MPH
Vice President, Head of Drug Safety



Elaine MacNeilly
Executive Director, Patient Advocacy and Engagement

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CORPORATE PRESENTATION

Milademetan Value Proposition

Key RAIN Perspectives on a clinical stage, oral, small molecule inhibitor of the MDM2-p53 complex

Dosing Schedule Supports Efficacy

- Identified intermittent schedule QD (3/14) to address on-target cytopenic toxicities of the class

Targeted Clinical Strategy to Maximize Opportunities

- Targeting large patient markets exhibiting both MDM2-dependence AND WT p53 tumors

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CORPORATE PRESENTATION

Milademetan Strategy: Identifying MDM2 Dependence

The market opportunity in p53 WT cancers is large, with the initial strategy for milademetan focused on cancers exhibiting MDM2-dependence

p53 WT Cancer Market Opportunity

p53 WT Annual Advanced Cancer Population (US):

~460,000[1]


15%
Potential MDM2 Dependent, p53 WT[2]
85%
Other p53 WT

Clinical Indications MDM2-Dependent Cancers	
Cancer	**Mechanism of MDM2 dependency**
WD / DD Liposarcoma	MDM2 Amp
MDM2-amp (CN≥8)	MDM2 Amp
Intimal Sarcoma	MDM2 Amp
Merkel cell carcinoma	MDM2 overexpression
mGATA3 ER+ breast	MDM2 overexpression
CDKN2A-del cancers	$p14^{ARF}$ loss

[1] Globocan 2020 Report, Rain estimates based on adv cancer annual treatable patients
[2] Based on Rain estimates of Well-differentiated (WD)/Dedifferentiated (DD) LPS, MDM2-amp solid tumors, intimal sarcoma, Merkel cell carcinoma, mGATA3 ER+ BC and CDKN2A-del cancers

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CORPORATE PRESENTATION
RAIN THERAPEUTICS

MDM2-p53 Axis & Milademetan MoA



NORMAL
CANCER
MILADEMETAN
Proteasome
Milademetan
MDM2
p53
p14ARF
Target gene
Target gene
Target gene
p53 Activated
Cell injury
Cell death
Stops cell growth
Immune activation
p53 inhibited by MDM2
p53 function restored by Milademetan

Wildtype p53 responds to normal cellular injury to protect against cancer via induction of cellular apoptosis or senescence

- Mutated p53 incapable of target gene binding and function

Dysregulated MDM2 can facilitate or support oncogenicity

- MDM2 gene amp
- MDM2 over-expression
- MDM2 regulator loss (p14ARF)

As an inhibitor of MDM2 and by impeding MDM2-p53 interaction, milademetan restores / reactivates wildtype p53

Source: Rain Therapeutics

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CORPORATE PRESENTATION

Rain Therapeutics Pipeline

Rain's pipeline encompasses a late clinical stage program in MDM2-dependent cancers, and an early research program for a novel target in DNA repair

Milademetan (RAIN-32)

INDICATION	MANTRA	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	PARTNER	PLANNED DATA	2022 ELIGIBLE ANNUAL US POP
WD/DD Liposarcoma	--	Mila monotherapy			Enrollment Completed	-	1Q 2023	~1,400
MDM2-amp Basket	2	Mila monotherapy		Enrolling		-	4Q 2022 (interim)	~8,000
CDKN2A loss, p53 WT Adv Solid Tumors	4	Mila + atezolizumab	Planned: 1Q 2023			Roche		~45,000

Rain anticipated clinical studies

RAD52 Research Program

INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	PARTNER	PLANNED DATA	2022 ELIGIBLE ANNUAL US POP
HRD+ Tumors					-	-	

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CORPORATE PRESENTATION

Summary: Ongoing Clinical Trials for Milademetan

TRIAL SCHEMAS				ENDPOINTS & POPULATION
MANTRA Phase 3 Enrollment Closed	WD/DD Liposarcoma	N ≈ 175[1]	Milademetan 260 mg, qd, 3/14 1:1 Randomize Trabectedin 1.5 mg/m2, IV over 24h, q3w	• Primary / Secondary Endpoints: PFS, OS, DCR, ORR, DoR • Unresectable / metastatic DD LPS ± WD component • Progression following at least 1 prior chemotherapy including anthracycline therapy • Disease progression within 6 months of screening • PFS analysis at 105 events
MANTRA-2 Phase 2 Enrollment Open	BASKET: Pan Solid Tumors MDM2 CN ≥8[3] & p53 WT	N ≈ 65[2]	Milademetan 260 mg, qd, 3/14	• Primary / Secondary Endpoints: ORR, DoR, PFS, GMI, DCR, OS • Relapsed / refractory, advanced or metastatic solid tumors • Failed SOC therapies
MANTRA-4 Phase 1/2	BASKET: Pan Solid Tumors CDKN2A loss & p53 WT	N ≈ 30[2]	Milademetan 260 mg, qd, 3/14 + Atezolizumab	• Primary / Secondary Endpoints: Safety and confirmation of the RP2D in combination, ORR, DoR, DCR,PFS, GMI, PK • Dose de-escalation safety confirmation • Relapsed / refractory, advanced or metastatic solid tumors • Progressed on or refractory to a prior ICI therapy

[1] Randomized patients
[2] Targeted enrollment
[3] Planned protocol amendment from CN ≥12 to CN ≥8

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CORPORATE PRESENTATION

Milademetan ( L i p o s a r c o m a )

R A I N T H E R A P E U T I C S Liposarcoma Overview T O T A L A D D R E S S A B L E M A R K E T 2 1 Liposarcomas 20% of all sarcomas Liposarcoma US annual incidence ~3,500 WD/DD is 65% of LPS WD/DD LPS incidence p53 WT & MDM2 amplified in ~2,300 3-6 nearly 100% of WDLS/DDLS cases TAM in WD/DD LPS ~1,400 DDLS A P P R O V E D T H E R A P I E S I N L P S Efficacy in WDLS Drug Company Approved Mechanism WD/DD LPS (mPFS) 8 2015 DNA binding / alkylator 2.2 mo 9 2016 Microtubule targeting 2.0 mo 1 TM Mack. Cancer, 1995 Jan 1;75(1 Suppl):211-44. November 2, 2017 2 7 Bock et al., Int. J. Environ. Res. Public Health 2020, 17, 2710. Newly diagnosed adv DD LPS, unresectable early DD LPS, resectable 3 Pedeutour et al., Genes Chromosomes Cancer 24:30–41, 1999. disease progressing to adv DD LPS, and WD LPS progressing to DD LPS 4 8 Italiano et al., Int. J. Cancer: 122, 2233–2241 (2008). Demetri et al., J Clin Oncol 34:786-793, 2015 5 9 Kashima et al., Modern Pathology volume 25, pages 1384–1396(2012) Demetri et al., J Clin Oncol 35:3433-3439. 2017 11 6 The Cancer Genome Atlas Research Network, Cell 171, 950–965,

R A I N T H E R A P E U T I C S Milademetan Phase 1 (U101) Trial Select Treatment Emergent Adverse Events Schedule A, B, and C Cohorts (n=78) Schedule D All doses (n=29) Schedule D 260mg (n=20) Organ Class n (%) All Grades Grade ≥ 3 Dosing Schedule All Grades Grade ≥ 3 All Grades Grade ≥ 3 for 4 Cohorts All drug-related TEAEs 74 (95) 43 (55) 25 (86) 5 (17) 18 (90) 4 (20) Blood and lymphatic disorders Schedule A: QD 21/28 Thrombocytopenia 52 (67) 27 (35) 13 (45) 4 (14) 9 (45) 3 (15) Anemia 33 (42) 14 (18) 5 (17) 0 Schedule B: QD 28/28 4 (20) 0 Neutropenia 10 (13) 8 (10) 1 (3) 1 (3) 1 (5) 1 (5) Schedule C: QD 7/28 Gastrointestinal disorders Nausea 57 (73) 2 (3) 20 (69) 0 16 (80) 0 Schedule D: QD 3/14 Vomiting 22 (28) 2 (3) 13 (45) 1 (3) 10 (50) 1 (5) Diarrhea 26 (33) 0 9 (31) 0 5 (25) 0 General disorders Fatigue 36 (46) 3 (4) 12 (41) 0 8 (40) 0 Source: Gounder et al., 2020 EORTC-NCI-AACR (ENA) Conference 12

Milademetan Phase 1 (U101) Trial

Observed Progression Free Survival in LPS Patients

Phase 1 results revealed PFS data for n=53 patients with LPS

Lowest mPFS (Schd A-B) was 6.3 mo

mPFS of Schd D at 260mg was 7.4mo

PROGRESSION-FREE SURVIVAL: **LPS PATIENTS ONLY**

	Schedule A/B (n=30)	Schedule C/D (n=23)	Schedule D, 260mg (n=16)
Median PFS, mo (95% CI)	6.3 (3.8, 10.0)	7.4 (2.7, 14.6)	7.4 (1.8, 14.6)



Survival Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
24
27
30
33
36
Months
Schedule A-B (qd 21/28 and 28/28)
Schedule C-D (qd 7/28 and 3/14)
Schedule D, 260mg (3/14)

Source: Gounder et al., 2020 EORTC-NCI-AACR (ENA) Conference

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Milademetan P h a s e 2 M A N T R A -2 ( M D M 2 A m p B a s k e t )

MANTRA-2 Study & Status

MANTRA-2 trial is evaluating milademetan monotherapy in patients with MDM2 gene amplified and p53 wild type advanced solid tumors

Of 17 patients enrolled, 15 have received first dose of milademetan[1]

Overview

- Targeting n=65 pts
- 10 active centers in US
- Selecting patients with MDM2 gene copy number (CN) of ≥ 8[2]
- Patients enrolled based on local NGS for CN, centrally confirmed by Rain's diagnostic partner, Tempus
- Of 15 patients receiving at least one dose of milademetan, **10** patients evaluable for efficacy[3]
- Evaluable tumor types included: lung, breast, biliary, pancreatic and others

Patient Demographics

	All Subjects N = 15*
Age, years	
Median (min, max)	54.0 (33.0, 75.0)
Sex, n (%)	
Female	10 (67)
Male	5 (33)
Race, n (%)	
Asian	2 (13)
Other	2 (13)
White	11 (73)
Baseline ECOG, n (%)	
0	7 (47)
1	8 (53)
Lines of prior therapy	
Median (min, max)	4.0 (1.0, 11.0)

*2/17 patients pending data entry in EDC

[1]As of Oct 26, 20222
[2]Planned amendment to protocol revising CN ≥ 12 to CN ≥ 8
[3]Of patients unevaluable for efficacy, one (1) patient not yet received first scan, two (2) withdrew consent for reasons unrelated to study drug and two (2) did not have central CN confirmation (CN <8)
Note: Data shown reflects interim analysis, and is preliminary, subject to change

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R A I N T H E R A P E U T I C S Interim MANTRA-2 Analysis: Patient Outcomes Two (2) Partial Responses and two (2) near-PRs observed of 10 evaluable patients Patient Tumor Diameter Change Adrenal ACC UPS Gastric Bladder Breast Biliary NSCLC Pancreatic CTNNB1 MYB-NFIB None CDH1 RB1 PIK3CA IDH2 EGFR del19 KRAS I35T loss loss E542K R172W KRAS G12D G12D 30% 25% 20% 9/10 efficacy evaluable 10% 5% patients had post-baseline 0% tumor assessment as of 0% the data cut-off date -4% -7% -10% -20% -27% -30% -29% 1 -30% 2 -34% -40% Note: Data cutoff as of 26 Oct 2022, and reflects interim analysis subject to change 1 Patient died post first scan due to COVID; response will not be confirmed 16 2 Response pending confirmation and treatment ongoing

R A I N T H E R A P E U T I C S Interim MANTRA-2 Analysis: Duration on Therapy Two (2) Partial Responses and two (2) near-PRs observed of 10 evaluable patients Patient Treatment Duration 3202-1010-003 Bilia 003 ry 3202-1010-0 UPS 004 04 1 009 3202-1003-009 ACC 005 3202-1006-005 Bladder 011 A total of eight (8) patients 3202-1006-011 Breast are actively enrolled in 3202-1006-013 013 Gastric 1 MANTRA-2 3202-1006-014 014 Pancreatic 3202-1006-010 010 Adrenal 2 007 3202-1010-007 NSCLC Liver 012 3202-1010-012 Sarcoma 0 8 16 24 32 40 Weeks PD Treatment Ongoing Consent Withdrawn PR Death Note: Data cutoff as of 26 Oct 2022, and reflects interim analysis subject to change 1 Includes five (5) efficacy evaluable patients, one (1) patient dosed but not at first scan, and two (2) patients recently enrolled as of the data cutoff 17 2 Patient died post first scan due to COVID; response will not be confirmed

R A I N T H E R A P E U T I C S TEAE by Preferred Term: Regardless of Attribution (Safety Population) Preliminary AE data in-line with prior Phase 1 study of milademetan Safety Population Safety Population N=15 N=15 Any Grade Grade 3 or higher Any Grade Grade 3 or higher Subjects with any hematologic Subjects with any non- Drug safety profile of 7 (46.7%) 3 (20.0%) 10 (66.7%) 5 (33.3%) hematologic AEs- n (%) adverse events - n (%) milademetan preliminarily consistent with prior Phase 1 trial Thrombocytopenia* 5 (33.4%) 3 (20%) Fatigue 7 (46.7%) 0 Diarrhea 5 (33.3%) 1 (6.7%) Anemia 1 (6.7%) 0 Vomiting 5 (33.3%) 0 Blood creatine increased 1 (6.7%) 0 Abdominal pain 4 (26.7%) 0 Leukocytosis 1 (6.7%) 0 + Nausea 3 (20.0%) 0 Leukopenia 1 (6.7%) 0 Non-Hematologic AEs are listed with 15% cutoff Neutropenia 1 (6.7%) 1 (6.7%) Includes all AEs in SOC of Blood and lymphatic system disorders and Investigations * Thrombocytopenia events also include platelet count decrease + Leukopenia events also include white blood cell count decrease; reported for the same patient 18 Note: Data cutoff as of 26 Oct 2022, and reflects interim analysis subject to change

Milademetan P h a s e 1 / 2 M A N T R A -4 ( C D K N 2 A L o s s / W T p 5 3 B a s k e t )

MANTRA-4: IO Combo in *CDKN2A* Loss, p53 WT Adv Solid Tumors

In the US, there are 45,000 patients[1] annually with advanced cancers exhibiting p53 WT and *CDKN2A* loss

Mechanism: CDKN2A Loss Increases MDM2 Activity



Exon 1ß
CDKN2A gene
p14ARF
Normal
Cancer
MDM2
p14ARF
p53
MDM2
p53-induced cellular apoptosis or senescence
Proteosomal degradation

Milademetan Antiproliferative Potency[2]



10,000
1,000
100
10
IC50 (nM)
Milademetan Cmax: 1625 ng/ml (2.6 µM)
TP53 low expression / mutation
Partial p53 activity
No CDKN2A loss N=146
CDKN2A loss* & Mutant TP53 N=35
CDKN2A loss* & WT TP53 N=30

Source: Rain Therapeutics

Error bars represent Median with 95% CI

MDM2 CN >12

* Homozygous CDKN2A loss

[1] NCI SEER, Globocan, TCGA based on loss of 2 copies of CDKN2A
[2] Ishizawa et al., Cancer Res. 2018 May 15;78(10):2721-2731; Mutation/CN: CCLE database

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CORPORATE PRESENTATION

RAIN THERAPEUTICS

MANTRA-4: Milademetan + Atezolizumab (Phase 1/2)

Rain and Roche will evaluate the safety of MDM2 + PD-L1 inhibition in patients with CDKN2A loss, p53 wildtype adv solid tumors prior to commencing Phase 2 studies in MDM2-dependent populations

Key Objectives and Eligibility:

Dose De-Escalation Cohort (Phase 1):

- Inclusion criteria: patients with advanced solid tumors with CDKN2A loss and TP53wt, that have failed prior IO therapy
- 3+3 dose de-escalation to establish tolerable combination dose for dose expansion cohort

Dose Expansion Cohort (Phase 2):

- Efficacy signal seeking cohort and evaluation of safety and tolerability

Phase 2 Opportunities:

If safety is acceptable, the milademetan / atezolizumab combination may be evaluated in additional tumors[1] including:

- MDM2 gene-amplified cancers,
- Merkel cell carcinoma, and / or
- CDKN2A loss cancers

Phase 1 (n=3-18)

Evaluate safety of milademetan and atezolizumab combination in a dose de-escalation design to determine RP2D in patients with CDKN2A loss, p53 WT advanced solid tumors.

DOSE LEVEL

0: Milademetan: 260mg po od q3/14d
Atezolizumab 1680mg iv q4w
(n=3-6)

DLT

1: Milademetan: 200mg po od q3/14d
Atezolizumab 1680mg iv q4w
(n=3-6)

DLT

2: Milademetan: 160mg po od q3/14d
Atezolizumab 1680mg iv q4w
(n=3-6)

Phase 2 (n=12-27)

Evaluate efficacy, safety and tolerability in patients with CDKN2A loss, p53 WT advanced solid tumors

DOSE LEVEL

Milademetan RP2D qd q3/14d
Atezolizumab 1680mg iv q4w

DLT, dose-limiting toxicity; RP2D, recommended Phase 2 dose.
[1] Subject to subsequent discussions with Roche and outcome of the Phase 1 safety study.

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Key Upcoming Milestones

Rain anticipates multiple near-term developmental milestones for milademetan

Milademetan (RAIN-32) MDM2 inhibitor

INDICATION	4Q 2022	1Q 2023	2Q 2023
WD/DD LPS		**MANTRA** Phase 3: Topline Results	
MDM2-amplified Solid tumors (p53 wt)	**MANTRA-2** Phase 2: Interim Data		
CDKN2A loss Solid tumors (p53 wt)		**MANTRA-4** Phase 1/2: Trial Start	

Clinical Data   Trial Starts

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Appendix

Rain's Corporate Governance

Board of Directors

Avanish Vellanki, MBA
Chairman & CEO, Rain Therapeutics

Aaron Davis, MBA
CEO, Boxer Capital

Gorjan Hrustanovic, PhD
Managing Director, BVF LP

Franklin Berger, CFA
FMB Research

Stefani Wolff
COO & EVP of Product Development, Nurix

Tran Nguyen, MBA
CFO & COO, Prothena

Peter Radovich, MBA
COO, Mirum

Scientific Advisory Board

Robert Doebele, MD, PhD
President & CSO, Rain Therapeutics

Trever Bivona, MD, PhD
Professor in Residence, UCSF

Lori Kunkel, MD
Former CMO, Loxo & Pharmacyclics

Chris Kirk, PhD
President & CSO, Kezar

Simon Powell, MD, PhD
Memorial Sloan Kettering

Nick Saccomano
Former CSO, Array BioPharma



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